UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

            The information under this caption is furnished by Industrial Services of America, Inc. (the "Company") in accordance with Securities and Exchange Commission Release No. 33-8216.  This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

            On November 14, 2011, the Company issued a press release announcing its results of operations for the quarter ended September 30, 2011.  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2011, Industrial Services of America, Inc. (the "Company") announced that it has appointed Robert Coleman, age 41, to serve as the Chief Financial Officer of the Company.  Mr. Coleman, who started with the Company on November 1, 2011 as a consultant, was formally appointed the Chief Financial Officer by the Company's Board of Directors, effective as of November 14, 2011.

            Before joining the Company, Mr. Coleman was most recently employed at Healthland, Inc., a private-equity backed software company, where he held various financial leadership roles over the past two and a half years, including that of controller and interim CFO.  For the two years prior to that, Mr. Coleman served as the CFO of Ohio Valley Aluminum Company, LLC, a large aluminum billet and extrusion company based in the Louisville, Kentucky area. Prior to that, Mr. Coleman served as the corporate controller for Interlock Industries, Inc. (the parent company of Ohio Valley Aluminum Company, LLC) from March 2005 to August 2007. Mr. Coleman holds a Masters in Business Administration from the Indiana University Kelley School of Business, and a Bachelor of Science in Business Administration from the University of Louisville.

            Pursuant to an offer letter, Mr. Coleman will be employed on an at-will basis and will have an initial base salary of $150,000 per year.  Mr. Coleman may be eligible for a yearly cash bonus of up to 30% of his annual salary at the discretion of the Company's Board of Directors based on certain performance criteria.  Mr. Coleman will also be entitled to participate in the standard employee benefits offered by the Company.

A copy of the press release issued by the Company announcing the appointment of Mr. Coleman is filed herewith as Exhibit 99.2.

 Item 9.01.           Financial Statements and Exhibits.

(d)      Exhibits.

The following Exhibits are filed with this Form 8-K.

Exhibit No.	Description

99.1	Press Release Regarding Third Quarter Earnings, dated November 14, 2011
99.2	Press Release Regarding Appointment of Chief Financial Officer, dated November 14, 2011

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: November 15, 2011	By:	/s/ Brian Donaghy
Brian Donaghy
Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release Regarding Third Quarter Earnings, dated November 14, 2011
99.2	Press Release Regarding Appointment of Chief Financial Officer, dated November 14, 2011